Statements of Operations (USD $)	3 Months Ended	5 Months Ended
	Jun. 30, 2011	Jun. 30, 2011
REVENUES:	$ 0	$ 0
OPERATING EXPENSES:
General and administrative	3,400	4,130
Professional fees	7,672	10,765
Total Operating Expenses	11,072	14,895
OTHER INCOME AND EXPENSE	0	0
NET LOSS APPLICABLE TO COMMON SHARES	$ (11,072)	$ (14,895)
Basic and Diluted Loss per Common Share	$ 0.00
Weighted Average Number of Common Shares Outstanding	2,258,889